TRIM HOLDING GROUP
(formerly TNT Designs, Inc.)
(A Development Stage Company)

FINANCIAL STATEMENTS

For the years ended September 30, 2009 and 2008

INDEX TO FINANCIAL STATEMENTS

REPORTS OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

FINANCIAL STATEMENTS

Balance Sheets
   At September 30, 2009 and 2008

Statements of Operations
   For Fiscal Years Ended September 30, 2009 and 2008, and the period from February 17, 2004 (Inception) to September 30, 2009

Statements of Stockholders’ Deficit
   For the period from February 17, 2004 (Inception) to September 30, 2009

Statements of Cash Flows
   For Fiscal Years Ended September 30, 2009 and 2008, and the period from February 17, 2004 (Inception) to September 30, 2009

NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOARD OF DIRECTORS AND STOCKHOLDERS

Trim Holding Group (formerly TNT Designs, Inc.) (A Development Stage Company)

We have audited the accompanying balance sheet of Trim Holding Group (formerly TNT Designs, Inc.) (a development stage company) (the “Company”) as of September 30, 2009, and the related statements of operations, stockholders’ deficit and cash flows for the fiscal year ended September 30, 2009 and for the period from February 17, 2004 (inception) through September 30, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of September 30, 2009, and the results of its operations and cash flows for the fiscal year then ended and for the period from February 17, 2004 (inception) through September 30, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/UHY LLP

Southfield, MI
January 08, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Trim Holding Group
(Formerly TNT Designs, Inc.)
(A development stage company)

Bay City, Michigan

We have audited the accompanying balance sheet of Trim Holding Group (formerly TNT Designs, Inc.) (a development stage company) (the “Company”) as of September 30, 2008 and the related statements of operations, stockholders’ deficit and cash flows for the fiscal year then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of September 30, 2008 and the results of its operations and its cash flows for the fiscal year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 3 to the financial statements included in its annual report on Form 10-K filed with the United States Securities and Exchange Commission on January 13, 2009, the Company had a deficit accumulated during the development stage and had a net loss and cash used in operations for the fiscal year ended September 30, 2008, respectively, with no revenues since inception.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans in regards to these matters are also described in the same Note.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/Li & Company, PC
Li & Company, PC

Skillman, New Jersey
January 13, 2009

TRIM HOLDING GROUP
(formerly TNT Designs, Inc.)
(A Development Stage Company)
BALANCE SHEETS

September 30,

2009	2008

ASSETS

Current Assets:
Cash	$557	$4,015
Total Current Assets	557	4,015

TOTAL ASSETS	$557	$4,015

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
Accounts payable and accrued expenses	$30,587	$16,873
Due to stockholder/officer	40,000	70,481
Total Current Liabilities	70,587	87,354

Commitments and Contingencies	-	-

Stockholders' Deficit:
Common Stock par value $0.0001; 30,000,000 shares authorized;
2,262,500 issued and outstanding on September 30, 2009 and
2,292,500 issued and outstanding on September 30, 2008	226	229
Additional paid in capital	139,182	29,221
Deficit accumulated during the development stage	(209,438)	(112,789)
Total Stockholders' Deficit	(70,030)	(83,339)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$557	$4,015

The accompanying notes are an integral part of these financial statements.

TRIM HOLDING GROUP
(formerly TNT Designs, Inc.)
(A Development Stage Company)
STATEMENTS OF OPERATIONS

					From February 17,
					2004
					(Inception)
		For Fiscal Years Ended			through
		September 30,			September 30,
		2009		2008	2009

Sales	$	- $		- $	42,021
Cost of Goods Sold		-		-	36,419
Gross Profit		-		-	5,602

General and Administrative
Expenses		$96,649		$28,585	$215,040

Net Loss		$(96,649	) $	(28,585)	$(209,438)

Net Loss Per Share:
Basic and Diluted		$(0.042)		$(0.012)	$(0.093)

Weighted Average Shares
Outstanding:
Basic and Diluted		2,282,353		2,292,500	2,253,934

The accompanying notes are an integral part of these financial statements.

TRIM HOLDING GROUP
(formerly TNT Designs, Inc.)
(A Development Stage Company)
STATEMENTS OF STOCKHOLDERS' DEFICIT
FOR THE PERIOD FEBRUARY 17, 2004 (INCEPTION) THROUGH SEPTEMBER 30, 2009
			Additional
	Common Stock		Paid In	Accumulated
	Shares	Value	Capital	Deficit	Total
Sale of Common Stock to Officer, at $0.0001,	2,000,000	$200	$-	$-	$200
per share (February 17, 2004)
Sale of Common Stock Under Private Placement,
at $0.10, per share, (March to May 2004)	100,000	10	9,990	-	10,000
Net Loss	-	-	-	(2,407)	(2,407)
Balance as of September 30, 2004	2,100,000	210	9,990	(2,407)	7,793
Stock Issued for Services at $0.10, per share,
(December 2004)	100,000	10	9,990	-	10,000
Sale of Common Stock Sold Under Private
Placement, at $0.10, per share, (March 2005)	92,500	9	9,241	-	9,250
Net Loss	-	-	-	(25,365)	(25,365)
Balance as of September 30, 2005	2,292,500	229	29,221	(27,772)	1,678
Net Loss	-	-	-	(31,416)	(31,416)
Balance as of September 30, 2006	2,292,500	229	29,221	(59,188)	(29,738)
Net Loss	-	-	-	(25,016)	(25,016)
Balance as of September 30, 2007	2,292,500	229	29,221	(84,204)	(54,754)
Net Loss	-	-	-	(28,585)	(28,585)
Balance as of September 30, 2008	2,292,500	229	29,221	(112,789)	(83,339)
Officer Advances & Accrued Expenses Discharged	(30,000)	(3)	109,961	-	109,958
Net Loss	-	-	-	(96,649)	(96,649)
Balance as of September 30, 2009	2,262,500	$226	$139,182	$(209,438)	$(70,030)

The accompanying notes are an integral part of these financial statements.

TRIM HOLDING GROUP
(formerly TNT Designs, Inc.)
(A Development Stage Company)
STATEMENTS OF CASH FLOWS

			From
			February 17,
			2004
			(Inception)
For Fiscal Years Ended			through
	September 30,		September 30,
	2009	2008	2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(96,649)	$(28,585)	$(209,438)
Adjustments to reconcile net loss to net cash
provided by (used in) operating activities:
Common stock issued for services	-	-	10,000
Changes in assets and liabilities:
Accounts receivable	-	21,804	-
Accounts payable and accrued expenses	53,191	8,955	70,064
Inventory	-	996	-
Net Cash Provided by (Used In) Operating Activities	(43,458)	3,170	(129,374)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net advances from stockholder/officer	40,000	-	110,481
Proceeds from sale of common shares	-	-	19,450
Net Cash Provided by Financing Activities	40,000	-	129,931

NET CHANGE IN CASH AND CASH EQUIVALENTS	(3,458)	3,170	557

CASH AND CASH EQUIVALENTS:
Beginning of the Period	4,015	845	-

End of the Period	$557	$4,015	$557

Supplemental disclosure of non-cash operating and financing activities:
Discharge in full of officer advances and transfer of accrued expenses to Additional Paid-In Capital totalling $109,958.

The accompanying notes are an integral part of these financial statements.

TRIM HOLDING GROUP
(formerly TNT Designs, Inc.)
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - NATURE OF BUSINESS

Trim Holding Group (formerly TNT Designs, Inc.) (the “Company”) was incorporated on February 17, 2004 in the state of Delaware. The Company changed its name from TNT Designs, Inc. to Trim Holding Group pursuant to a merger which is described in Note 8 – Subsequent Events. A substantial part of the Company’s activities were involved in developing a business plan to market and distribute scarves, handbags and other products.

On June 16, 2009, the majority interest in the Company was purchased in a private agreement by Louis Bertoli, an individual, with the objective to acquire and/or merge with other businesses. At September 30, 2009, the Company had not yet commenced operation. Expenses incurred from February 17, 2004 (date of inception) through September 30, 2009 relate to the Company’s formation and general administrative activities.

The Company, based on proposed business activities, is a ‘‘blank check’’ company. The Securities and Exchange Commission defines such a Company as ‘‘a development stage company’’ when it has no specific business plan or purpose, or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and is issued ‘penny stock,’ as defined in Rule 3a 51-1 under the Securities Exchange Act of 1934. Many states have enacted statutes, rules and regulations limiting the sale of securities of ‘‘blank check’’ companies in their respective jurisdictions. Management does not intend to undertake any efforts to cause a market to develop in its securities, either debt or equity, until the Company concludes a business combination.

The Company was acquired as a vehicle to investigate and, if such investigation warrants, acquire a target company or business seeking the perceived advantages of being a publicly held corporation and, to a lesser extent that desires to employ the Company’s funds in its business. The Company’s principal business objective for the next twelve (12) months, and beyond such time, will be to achieve long-term growth potential through a combination with a business rather than immediate, short-term earnings. The Company will not restrict its potential candidate target companies to any specific business, industry or geographical location and, thus, may acquire any type of business. The analysis of new business opportunities will be undertaken by or under the supervision of the officers and directors of the Company.

NOTE 2 - BASIS OF PRESENTATION

The accompanying audited Financial Statements (“Financial Statements”) have been prepared by management in accordance with U.S. generally accepted accounting principles (“GAAP”). In the opinion of management, all adjustments, consisting principally of normal recurring adjustments, considered necessary for a fair presentation have been included.

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES

Development Stage Company

The Company is a development stage company. The Company is still devoting substantially all of its efforts on establishing the business and its planned principal operations have not commenced. All losses accumulated, since inception, have been considered as part of the Company’s development stage activities.

Use of Estimates

The preparation of financial statements, in conformity with generally accepted accounting principles in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosures of contingent assets and liabilities as of the date of

TRIM HOLDING GROUP
(formerly TNT Designs, Inc.)
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

the financial statements and the reported amounts of revenues and expenses during the reporting period. Management evaluates these estimates and assumptions on a regular basis. Actual results could differ from these estimates.

Fiscal Year End

The Company has a fiscal year ending on September 30.

Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

Fair Value of Financial Instruments

The carrying amounts reported in the balance sheet for cash, receivables, accounts payable and accrued expenses approximate fair value based on the short-term maturity of these instruments.

Income Taxes

The Company accounts for income taxes under the asset and liability method, where deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Net Loss per Share

Basic loss per share is computed by dividing net income, or loss, by the weighted average number of shares of common stock outstanding for the period. Diluted loss per share is computed by dividing net income, or loss, by the weighted average number of shares of both common and preferred stock outstanding for the period.

As of September 30, 2009 and 2008, basic and diluted loss per share was the same as there were no outstanding instruments having a dilutive effect.

Revenue Recognition

Revenue is recorded when an arrangement exists, the sales price is fixed or determinable and collection is reasonably assured, usually when goods are shipped to the customer.

Recently Issued Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification (Codification), which officially commenced July 1, 2009, to become the source of authoritative US GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative US GAAP for SEC registrants. Generally, the Codification is not expected to change US GAAP. All other accounting literature excluded from the Codification will be considered non-authoritative. The Codification is effective for financial statements issued for interim and annual periods ending after September 15, 2009. We adopted the new standards for our fiscal year ending September 30, 2009. All references to authoritative accounting literature are now referenced in accordance with the Codification.

In June 2009, FASB issued guidance related to consolidation of variable interest entities. This guidance amends Interpretation 46(R) to replace the quantitative-based risks and rewards calculation for

TRIM HOLDING GROUP
(formerly TNT Designs, Inc.)
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

determining which enterprise, if any, has a controlling financial interest in a variable interest entity with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly impact the entity’s economic performance and (1) the obligation to absorb losses of the entity or (2) the right to receive benefits from the entity. This guidance shall be effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter. Earlier application is prohibited. The Company does not expect the adoption of this guidance to have a material impact on its financial statements.

In June 2009, FASB issued guidance related to accounting for transfers of financial assets, in order to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial reports about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement in transferred financial assets. This guidance must be applied as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. This guidance must be applied to transfers occurring on or after the effective date. The Company does not expect the adoption of this guidance to have a material impact on its financial statements.

NOTE 4 - COMMITMENTS AND CONTINGENCIES

In March 2009, Raich Ende Malter & Co. LLP, prior auditors of the Company, commenced an action against the Company alleging unpaid accounting services provided to the Company in the amount of $15,000. The Company disputes the allegations and intends to vigorously defend the action pending in the District Court of the County of Nassau, First District: Hempstead, Index 008006. Pursuant to an agreement the prior majority shareholder and director has agreed to indemnify and be responsible for up to $25,000 associated with this claim.

On September 28, 2009, a settlement of $17,500 was reached with Raiche Ende Malter & Co LLP for which payment was made in full.

NOTE 5 - DUE TO OFFICER

As of September 30, 2009, the Company received advances of $40,000 from its majority shareholder to be used for working capital. The advances are unsecured, non-interest bearing and payable on demand.

As of June 16, 2009, the retiring officer and then majority shareholder had made advances of $70,271 ($70,481 as of September 30, 2008) and the related accrued expenses of $39,687 as of June 16, 2009 both of which were discharged and transferred to Additional Paid-In Capital in accordance with the private sale agreement between the retiring officer and Louis Bertoli (current majority shareholder).

NOTE 6 - RELATED PARTY TRANSACTIONS

On July 20, 2009, the Company entered into a two-year consulting agreement with an affiliated party. The affiliated party will provide office space, office identity and assist the Company with corporate, financial, administrative and management records. During fiscal year ended September 30, 2009, the Company incurred expenses of $11,935 in relation to these services.

TRIM HOLDING GROUP
(formerly TNT Designs, Inc.)
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 7 - INCOME TAXES

The Company has incurred losses since February 17, 2004 (inception). The Company has a net operating loss carry forward for income tax purposes of approximately $209,438 that may be applied against future taxable income.

Deferred income taxes arise from timing differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. The principal source of timing difference is the timing of the utilization of the net operating losses.

The Company is uncertain whether it will realize any future tax benefit of its deferred tax asset and, accordingly, a full valuation allowance was provided against the Company’s deferred tax asset.

As of September 30, 2009 and 2008, the deferred tax asset computed by applying the U.S. statutory income tax rate of 34% tax bracket consists of the following:

	2009	2008
Federal loss carry forwards	$71,000	$36,000
State loss carry forwards	8,000	4,000

Deferred tax asset	79,000	40,000
Valuation allowance	(79,000)	(40,000)

Net deferred tax asset	$-	$-

The approximate available unused capital loss carry forward expiring on September 30, 2029 is $209,438, expiring on September 30, 2028 is $112,789, expiring on September 30, 2027 is $84,204, expiring on September 30, 2026 is $59,188, expiring on September 30, 2025 is $27,772, expiring September 30, 2024 is $2,407.

NOTE 8 - SUBSEQUENT EVENTS

The Company has performed a review of events subsequent to September 30, 2009 and through December 30, 2009, the date the financial statements were issued.

On October 6, 2009, the majority shareholder loaned the Company an additional $70,000 to be used for working capital.

On October 7, 2009, the Board of Directors approved the change of the Company’s fiscal year end from September 30 to December 31.

On October 7, 2009, the Company approved a merger with and into Trim Nevada, Inc., which will be the surviving corporation. The merger will not result in any change in the Company’s business, management, assets, liabilities, net worth or location of principal executive offices. However, this merger will change the legal domicile from Delaware to Nevada where Trim Nevada, Inc. is incorporated. Each outstanding share of TNT Designs, Inc. will be automatically converted into one share of the common stock of Trim Nevada, Inc.

On October 7, 2009, the Company approved increasing the number of authorized shares of common stock from 30,000,000 to 400,000,000 with no change in par value of $0.0001 per share.

TRIM HOLDING GROUP
(formerly TNT Designs, Inc.)
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 8 - SUBSEQUENT EVENTS (continued)

On October 7, 2009, the Company approved the designation of two classes of preferred stock totaling 100,000,000 shares. The first class is called Series 1, Class P-1 consisting of 25,000,000 authorized shares with a par value of $8.75 per share; each share will have voting rights equal to 100 shares of common stock; each share will be convertible into 1.25 shares of common stock at the discretion of the shareholder. The second class is called Series 2, Class P-2 consisting of 75,000,000 authorized shares with a par value of $7.00 per share; each share will have the voting rights equal to 1 share of common stock; each share will be convertible into one share of common stock at shareholder’s discretion.

On October 7, 2009, the Company approved a name change from TNT Designs, Inc. to Trim Holding Group.

On October 21, 2009, the Company announced the change in the Company’s business focus to health care and environmental quality sectors.

On December 9, 2009, the Company issued 22,000 shares of preferred stock to Louis Bertoli (director and officer of the Company) in consideration for satisfaction of an outstanding debt incurred from a cash loan of $192,500 provided by Louis Bertoli to the Company.

On December 15, 2009, the Company appointed Nitin M. Amersey as Chief Financial Officer.

On December 30, 2009, the Company filed a Form S-1, using the “shelf” registration process, with the Securities and Exchange Commission to register 15,000,000 shares of our common stock, par value USD $0.0001 with a proposed maximum offering price per unit of USD $7.00. Under the shelf registration, the Company from time to time may sell the securities registered in one or more offerings up to an aggregate initial dollar amount of USD $105,000,000.

On December 31, 2009, the Company entered into a patent agreement with Allkey, Ltd. to obtain the full and exclusive right, title and interest in patents for a personal massaging device. The patents purchased are for the United States, Canada and Mexico. In consideration for such patent rights, the Company contracted to pay USD $26,500,000 to Allkey, Ltd., payable by issuing and delivering to them 3,750,000 Series 2, Class P-2 preferred shares (each USD $7.00 par value) of the Company. The Company has the right to repurchase some or all of the shares for USD $26,250,000 on or before December 31, 2012. If the Company chooses not to repurchase all of the shares by such date, Allkey, Ltd. has the right to sell the shares to a third-party (subject to the Company’s right of first refusal). If the proceeds from such third-party sale are less than USD $26,250,000, then the Company is obligated to pay the difference to Allkey, Ltd. Additionally, the Company acquired the option to acquire the exclusive patent rights in 46 other countries.

TRIM HOLDING GROUP
(formerly TNT Designs, Inc.)
(A Development Stage Company)

FINANCIAL STATEMENTS

As of and for the three months ended December 31, 2009 and 2008

INDEX TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FINANCIAL STATEMENTS

Balance Sheets
   At December 31, 2009 and 2008

Statements of Operations
   For three months ended December 31, 2009 and 2008 (unaudited), and the period from February 17, 2004 (Inception) to December 31, 2009

Statements of Stockholders’ Deficit
   For the period from February 17, 2004 (Inception) to December 31, 2009 and for the three months ended December 31, 2009 and 2008 (unaudited)

Statements of Cash Flows
   For three months ended December 31, 2009 and 2008 (unaudited), and the period from February 17, 2004 (Inception) to December 31, 2009

NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOARD OF DIRECTORS AND STOCKHOLDERS

Trim Holding Group (formerly TNT Designs, Inc.) (A Development Stage Company)

We have audited the accompanying balance sheet of Trim Holding Group (formerly TNT Designs, Inc.) (a development stage company) (the “Company”) as of December 31, 2009, and the related statements of operations, stockholders’ deficit and cash flows for the three months then ended and for the period from February 17, 2004 (inception) through December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2009, and the results of its operations and cash flows for the three months then ended and for the period from February 17, 2004 (inception) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/UHY LLP
Southfield, MI
April 15, 2010

TRIM HOLDING GROUP
(formerly TNT Designs, Inc.)
(A Development Stage Company)
BALANCE SHEETS

	December 31,
	2009	2008
		(unaudited)

ASSETS

Current Assets:
Cash	$29,289	$842
Prepaid expense	8,000	-
Total Current Assets	37,289	842

Other Assets:
Deferred Stock Offering Expenses	32,842	-
Patent	12,252,500	-
Total Other Assets	12,285,342	-

TOTAL ASSETS	$12,322,631	$842

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
Accounts payable and accrued expenses	$58,415	$17,002
Due to stockholder/officer	-	70,482
Total Current Liabilities	58,415	87,484

Commitments and Contingencies	-	-

Stockholders' Equity (Deficit):
Preferred stock series 1, class P-1 par value $8.75;
25,000,000 shares authorized; 22,000 issued and
outstanding on December 31, 2009	192,500	-
Preferred stock series 1, class P-2 par value $7.00;
75,000,000 shares authorized; 3,750,000 issued and
outstanding on December 31, 2009, net of discount	12,252,500	-
Common stock par value $0.0001; 400,000,000 shares
authorized; 2,262,500 issued and outstanding on
December 31, 2009 and 2,292,500 issued and
outstanding on December 31, 2008	226	229
Additional paid-in capital	139,182	29,221
Deficit accumulated during the development stage	(320,192)	(116,091)
Total Stockholders' Equity (Deficit)	12,264,216	(86,642)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT) $	$12,322,631	$842

The accompanying notes are an integral part of these financial statements.

TRIM HOLDING GROUP
(formerly TNT Designs, Inc.)
(A Development Stage Company)
STATEMENTS OF OPERATIONS

				From
				February 17,
				2004 (Inception)
	For 3 Months Ended			through
	December 31,			December 31,
	2009		2008	2009
	(unaudited)

Sales $	- $		- $	42,021
Cost of Goods Sold	-		-	36,419
Gross Profit	-		-	5,602

General and Administrative
Expenses	110,754		3,303	325,794

Net Loss	$(110,754)		$(3,303)	$(320,192)

Net Loss Per Share:
Basic and Diluted	$(0.05	) $	- $	(0.14)

Weighted Average Shares Outstanding:
Basic and Diluted	2,262,500		2,292,500	2,254,296

The accompanying notes are an integral part of these financial statements.

TRIM HOLDING GROUP
(formerly TNT Designs, Inc.)
(A Development Stage Company)
STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE PERIOD FEBRUARY 17, 2004 (INCEPTION) THROUGH DECEMBER 31, 2009

										Deficit
										Accumulated
	Preferred Stock		Preferred Stock					Additional		during
	Series 1, Class P-1		Series 1, Class P-2		Common Stock		Paid	-In		Development
	Shares	Value	Shares	Value	Shares	Value		Capital		Stage		Total

Sale of Common Stock to Officer, at $0.0001,
per share (February 17, 2004)	- $	-	- $	-	2,000,000	$200		$-	$	- $		200

Sale of Common Stock Under Private Placement,
at $0.10, per share, (March to May 2004)	-	-	-	-	100,000	10		9,990		-		10,000

Stock Issued for Services at $0.10, per share,
(December 2004)	-	-	-	-	100,000	10		9,990		-		10,000

Sale of Common Stock Sold Under Private	-	-
Placement, at $0.10, per share, (March 2005)			-	-	92,500	9		9,241		-		9,250

Officer Advances & Accrued Expenses Discharged	-	-	-	-	(30,000)	(3)		109,961		-		109,958

Stock issued to officer to satisfy debt at $8.75
per share (December 4, 2009)	22,000	192,500	-	-	-	-		-		-		192,500

Stock issued as consideration for patent agreement
at $7.00 per share (December 31, 2009), net of discount	-	-	3,750,000	12,252,500	-	-		-		-		12,252,500

Net Loss:
For the period Feburary 17, 2004 (Inception) to
September 30, 2009	-	-	-	-	-	-		-		(209,438)		(209,438)

For the period October 1, 2009 to
December 31, 2009	-	-	-	-	-	-		-		(110,754)		(110,754)

Balance as of December 31, 2009	22,000	$192,500	3,750,000	$12,252,500	2,262,500	$226		$139,182		$(320,192	) $	12,264,216

The accompanying notes are an integral part of these financial statements.

TRIM HOLDING GROUP
(formerly TNT Designs, Inc.)
(A Development Stage Company)
STATEMENTS OF CASH FLOWS

			From
			February 17,
			2004
			(Inception)
	For 3 Months Ended		through
	December 31,		December 31,
	2009	2008	2009
		(unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(110,754)	$(3,303)	$(320,192)
Adjustments to reconcile net loss to net cash
(used in) operating activities:
Common stock issued for services	-	-	10,000
Changes in assets and liabilities:
Prepaid expense	(8,000)	-	(8,000)
Accounts payable and accrued expenses	27,828	131	97,892

Net Cash Used In Operating Activities	(90,926)	(3,172)	(220,300)

CASH FLOWS FROM FINANCING ACTIVITIES:
Deferred stock offering expenses	(32,842)	-	(32,842)
Net advances from stockholder/officer	152,500	-	262,981
Proceeds from sale of common shares	-	-	19,450
Net Cash Provided by Financing Activities	119,658	-	249,589

NET CHANGE IN CASH AND CASH EQUIVALENTS	28,732	(3,172)	29,289

CASH AND CASH EQUIVALENTS:
Beginning of the Period	557	4,014	-

End of the Period	$29,289	$842	$29,289

Supplemental disclosure of non-cash activities:
Discharge in full of stockholder/officer advances by
issuing preferred stock, class P-1 for $192,500.

Acquisition of patent rights valued at $12,252,500
paid for by issuing preferred stock, class P-2
for $12,252,500

The accompanying notes are an integral part of these financial statements.

TRIM HOLDING GROUP
(formerly TNT Designs, Inc.)
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - NATURE OF BUSINESS

Trim Holding Group (formerly TNT Designs, Inc.) (the “Company”) was incorporated on February 17, 2004 in the state of Delaware. A substantial part of the Company’s activities were involved in developing a business plan to market and distribute scarves, handbags and other products.

On June 16, 2009, the majority interest in the Company was purchased in a private agreement by Louis Bertoli, an individual, with the objective to acquire and/or merge with other businesses. At December 31, 2009, the Company had not yet commenced operations. Expenses incurred from February 17, 2004 (date of inception) through December 31, 2009 relate to the Company’s formation and general administrative activities.

On October 7, 2009, the Company merged with and into Trim Nevada, Inc., which became the surviving corporation. The merger will not result in any change in the Company’s management, assets, liabilities, net worth or location of principal executive offices. However, this merger changed the legal domicile from Delaware to Nevada where Trim Nevada, Inc. was incorporated. Each outstanding share of TNT Designs, Inc. were automatically converted into one share of the common stock of Trim Nevada, Inc.

Pursuant to the merger, the Company changed its name from TNT Designs, Inc. to Trim Holding Group and announced the change in the Company’s business focus to health care and environmental quality sectors.

The Company, based on proposed business activities, is a ‘‘blank check’’ company. The Securities and Exchange Commission defines such a Company as ‘‘a development stage company’’ when it has no specific business plan or purpose, or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and is issued ‘penny stock,’ as defined in Rule 3a 51-1 under the Securities Exchange Act of 1934. Many states have enacted statutes, rules and regulations limiting the sale of securities of ‘‘blank check’’ companies in their respective jurisdictions. Management does not intend to undertake any efforts to cause a market to develop in its securities, either debt or equity, until the Company concludes a business combination.

The Company was acquired as a vehicle to investigate and, if such investigation warrants, acquire a target company or business seeking the perceived advantages of being a publicly held corporation and, to a lesser extent that desires to employ the Company’s funds in its business. The Company’s principal business objective for the next twelve (12) months, and beyond such time, will be to achieve long-term growth potential through a combination with a business rather than immediate, short-term earnings. The Company will not restrict its potential candidate target companies to any specific business, industry or geographical location and, thus, may acquire any type of business. The analysis of new business opportunities will be undertaken by or under the supervision of the officers and directors of the Company.

NOTE 2 - BASIS OF PRESENTATION

The accompanying audited Financial Statements (“Financial Statements”) have been prepared by management in accordance with generally accepted accounting principles (“GAAP”) in the United States of America.

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES

Development Stage Company

The Company is a development stage company. The Company is still devoting substantially all of its efforts on establishing the business and its planned principal operations have not commenced. All

TRIM HOLDING GROUP
(formerly TNT Designs, Inc.)
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

losses accumulated, since inception, have been considered as part of the Company’s development stage activities.

Use of Estimates

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management evaluates these estimates and assumptions on a regular basis. Actual results could differ from these estimates.

Year End

The Board of Directors approved the change of the Company’s year end on October 7, 2009 from September 30 to December 31, pursuant to the merger described in Note 1.

Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

Patents

It is the Company’s policy to capitalize the costs associated with securing a patent. The patents will be carried at cost less accumulated amortization, which is calculated on a straight-line basis over a period of 10 years, which is estimated as the asset’s useful life. Accumulated amortization as of December 31, 2009 and 2008 was $0.

Income Taxes

The Company accounts for income taxes under the asset and liability method, where deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Effective January 1, 2009, the Company adopted Accounting Standards Codification guidance regarding accounting for uncertainty in income taxes. This guidance clarifies the accounting for income taxes by prescribing the minimum recognition threshold an income tax positions is required to meet before being recognized in the financial statements and applies to all income tax positions. Each income tax position is assessed using a two step process. A determination is first made as to whether it is more likely than not that the income tax position will be sustained, based upon the technical merits, upon examination by the taxing authorities. If the income tax position is expected to meet the more likely than not criteria, the benefit recorded in the financial statements equals the largest amount that is greater than 50% likely to be realized upon its ultimate settlement. At December 31, 2009, there were no uncertain tax positions that require accrual.

None of the Company’s federal or state income tax returns is currently under examination by the Internal Revenue Service (“IRS”) or state authorities. However, fiscal years 2006 and later remain subject to examination by the IRS and respective states.

TRIM HOLDING GROUP
(formerly TNT Designs, Inc.)
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Net Loss per Share

Basic loss per share is computed by dividing net income, or loss, by the weighted average number of shares of common stock outstanding for the period. Diluted loss per share is computed by dividing net income, or loss, by the weighted average number of shares of common stock outstanding for the period and the number of shares of common stock into which the preferred stock is convertible. Using the if-converted method, Series P-1 converts at 1.25-to-1 and Series P-2 converts 1-to-1.

As of December 31, 2009 and 2008, basic and diluted loss per share was the same as there were no outstanding instruments having a dilutive effect.

Revenue Recognition

Revenue is recorded when an arrangement exists, the sales price is fixed or determinable and collection is reasonably assured, usually when goods are shipped to the customer.

Recently Issued Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards Codification (Codification), which officially commenced July 1, 2009, to become the source of authoritative US GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative US GAAP for SEC registrants. Generally, the Codification is not expected to change US GAAP. All other accounting literature excluded from the Codification will be considered non-authoritative. The Codification is effective for financial statements issued for interim and annual periods ending after September 15, 2009. We adopted the new standards for our year ending December 31, 2009. All references to authoritative accounting literature are now referenced in accordance with the Codification.

In June 2009, FASB issued guidance related to consolidation of variable interest entities. This guidance amends Interpretation 46(R) to replace the quantitative-based risks and rewards calculation for determining which enterprise, if any, has a controlling financial interest in a variable interest entity with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly impact the entity’s economic performance and (1) the obligation to absorb losses of the entity or (2) the right to receive benefits from the entity. This guidance shall be effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter. Earlier application is prohibited. The Company does not expect the adoption of this guidance to have a material impact on its financial statements.

In June 2009, FASB issued guidance related to accounting for transfers of financial assets, in order to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial reports about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement in transferred financial assets. This guidance must be applied as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. This guidance must be applied to transfers occurring on or after the effective date. The Company does not expect the adoption of this guidance to have a material impact on its financial statements.

NOTE 4 - PATENTS

On December 31, 2009, the Company entered into a patent agreement with Allkey, Ltd. to obtain the full and exclusive right, title and interest in patents for a personal massaging device. The patents purchased

TRIM HOLDING GROUP
(formerly TNT Designs, Inc.)
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 4 - COMMITMENTS AND CONTINGENCIES (continued)

are for the United States, Canada and Mexico. In consideration for such patent rights, the Company contracted to pay USD $26,250,000 (value June 2012) to Allkey, Ltd., payable by issuing and delivering to them 3,750,000 Series 2, Class P-2 preferred shares (each USD $7.00 par value) of the Company. The Company has the right to repurchase some or all of the shares for USD $26,250,000 on or before December 31, 2012. If the Company chooses not to repurchase all of the shares by such date, Allkey, Ltd. has the right to sell the shares to a third-party (subject to the Company’s right of first refusal). If the proceeds from such third-party sale are less than USD $26,250,000, then the Company is obligated to pay the difference to Allkey, Ltd. Additionally, the Company acquired the option to acquire the exclusive patent rights in 46 other countries. The Company recorded the patent on its books at the value of $12,252,500 for December 31, 2009, the amount established during the audit.

The amortization expense for these patent costs for the each of the next 5 years and in aggregate is as follows:

For the years ended December 31,
2010	$1,225,250
2011	1,225,250
2012	1,225,250
2013	1,225,250
2014	1,225,250
2015-2019	6,126,250
$12,252,500

NOTE 5 - DUE TO OFFICER

As of December 31, 2008, a retiring officer and then majority shareholder had made advances of $70,271. These advances and the related accrued expenses of $17,003 as of December 31, 2008 ($39,687 as of June 16, 2009, date of discharge) were discharged and transferred to Additional Paid-In Capital in accordance with the private sale agreement between the retiring officer and Louis Bertoli (current majority shareholder).

The current majority shareholder loaned the Company $152,500 during the three months ended December 31, 2009 to be used for working capital.

On December 4, 2009, the Company issued 22,000 shares of Series 1, Class P-1 Preferred Stock (par value $8.75 per share) to Louis Bertoli (director and officer of the Company) in consideration for satisfaction of this outstanding debt. Balance of debt on date of discharge was $192,500.

NOTE 6 - RELATED PARTY TRANSACTIONS

On July 20, 2009, the Company entered into a two-year consulting agreement with Amersey Investment Holding LLC (affiliated party). The affiliated party will provide office space, office identity and assist the Company with corporate, financial, administrative and management records. During 3 months ended December 31, 2009, the Company incurred expenses of $15,000 in relation to these services.

As of December 31, 2009, the Company had prepaid expenses from this affiliated party for administrative service of $8,000, which is included on the Balance Sheet as Prepaid Expense.

TRIM HOLDING GROUP
(formerly TNT Designs, Inc.)
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 7 - INCOME TAXES

The Company has incurred losses since February 17, 2004 (inception). The Company has a net operating loss carry forward for income tax purposes of approximately $334,000 that may be applied against future taxable income.

Deferred income taxes arise from timing differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. The principal source of timing difference is the timing of the utilization of the net operating losses.

The Company is uncertain whether it will realize any future tax benefit of its deferred tax asset and, accordingly, a full valuation allowance was provided against the Company’s deferred tax asset.

As of December 31, 2009 and 2008, the deferred tax asset computed by applying the U.S. statutory income tax rate of 34% tax bracket consists of the following:

	2009	2008
Federal loss carry forwards	$113,000	$39,000
State loss carry forwards	13,000	4,000
Deferred tax asset	126,000	43,000
Valuation allowance	(126,000)	(43,000)
	$-	$-

The approximate available unused capital loss carry forward expiring at various dates through December 31, 2029 is $334,000.

NOTE 8 - STOCKHOLDERS’ EQUITY

On October 7, 2009, pursuant to the merger described in Note 1, the Company increased the number of authorized shares of common stock from 30,000,000 to 400,000,000 with no change in par value of $0.0001 per share.

Pursuant to the merger described in Note 1, the Company also authorized the designation of two classes of preferred stock totaling 100,000,000 shares. The first class is called Series 1, Class P-1 consisting of 25,000,000 authorized shares with a par value of $8.75 per share; each share will have voting rights equal to 100 shares of common stock; each share will be convertible into 1.25 shares of common stock at the discretion of the shareholder. The second class is called Series 1, Class P-2 consisting of 75,000,000 authorized shares with a par value of $7.00 per share; each share will have the voting rights equal to 1 share of common stock; each share will be convertible into one share of common stock at shareholder’s discretion.

The holders of Series 1, Class P-1 shares are entitled to dividends declared on Common Stock, as if the shares were converted to Common Stock at the ratio of 1.25-to-1. The holders of Series 1, Class P-2 shares are entitled to dividends declared on Common Stock, as if the shares were converted to Common Stock at the ratio of 1-to-1.

The holders of preferred stock, both Series 1, Class P-1 and Series 1, Class P-2 shall have the right to liquidate and convert their shares at any time, upon written election to the Company.

TRIM HOLDING GROUP
(formerly TNT Designs, Inc.)
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 8 - STOCKHOLDERS’ EQUITY (continued)

On December 30, 2009, the Company filed a Form S-1, using the “shelf” registration process, with the Securities and Exchange Commission to register 15,000,000 shares of our common stock, par value USD $0.0001, with a proposed maximum offering price per unit of USD $7.00. Under the shelf registration, the Company from time to time may sell the securities registered in one or more offerings up to an aggregate initial dollar amount of USD $105,000,000.

NOTE 9 - SUBSEQUENT EVENTS

The Company has performed a review of events subsequent to December 31, 2009.

TRIM HOLDING GROUP
(formerly TNT Designs, Inc.)

FINANCIAL STATEMENTS

Condensed Financial Statements

Condensed Balance Sheets
June 30, 2010 (unaudited) and December 31, 2009

Condensed Statements of Operations (unaudited) for the six months ended June 30, 2010 and 2009 and for the period from February 17, 2004 (inception) to June 30, 2010

Condensed Statements of Cash Flows (unaudited) for the six months ended June 30, 2010 and 2009 and for the period from February 17, 2004 (inception) to June 30, 2010

Notes to Condensed Financial Statements (unaudited)

TRIM HOLDING GROUP
(formerly TNT Designs, Inc.)
(A Development Stage Company)
CONDENSED BALANCE SHEETS

ASSETS

	June 30,	December 31,
	2010	2009
	(unaudited)

Current Assets:
Cash	$34,842	$29,289
Prepaid expense	540	8,000
Total Current Assets	35,382	37,289

Other Assets:
Deferred stock offering expenses	53,497	32,842
Patent, net of amortization	11,639,876	12,252,500
Total Other Assets	11,693,373	12,285,342

TOTAL ASSETS	$11,728,755	$12,322,631

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable	$44,549	$58,415
Due to stockholder/officer	191,625	-
Total Current Liabilities	236,174	58,415

Commitments and Contingencies

Stockholders' Equity:
Preferred stock, series 1, class P-1 par value $8.75;
25,000,000 shares authorized; 22,000 issued and
outstanding on June 30, 2010 and December 31, 2009	192,500	192,500
Preferred stock, series 2, class P-2 par value $7.00;
75,000,000 shares authorized; 3,750,000 issued and
outstanding on June 30, 2010 and December 31, 2009,
net of discount	12,252,500	12,252,500
Common stock par value $0.0001; 400,000,000 shares
authorized; 2,260,000 and 2,262,500 issued and outstanding on
June 30, 2010 and December 31, 2009, respectively	226	226
Additional paid-in capital	139,182	139,182
Deficit accumulated during development stage	(1,091,827)	(320,192)
Total Stockholders' Equity	11,492,581	12,264,216

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$11,728,755	$12,322,631

The accompanying notes are an integral part of these condensed financial statements.

TRIM HOLDING GROUP
(formerly TNT Designs, Inc.)
(A Development Stage Company)
CONDENSED STATEMENTS OF OPERATIONS
(UNAUDITED)

										February 17,
										2004
		For Three Months Ended				For Six Months Ended				(Inception) to
		June 30,		June 30,		June 30,		June 30,		June 30,
		2010		2009		2010		2009		2010

Sales	$	- $		- $		- $		- $		42,021
Cost of Goods Sold		-		-		-		-		36,419
Gross Profit		-		-		-		-		5,602

Operating Expenses:
General and administrative expenses		421,143		18,566		771,635		41,589		1,097,429
Total Operating Expenses		421,143		18,566		771,635		41,589		1,097,429

Net Loss		$(421,143)		$(18,566)		$(771,635)		$(41,589	) $	(1,091,827)

Net Loss Per Share:
Basic and Diluted		$(0.19	) $	(0.01	) $	(0.34	) $	(0.02	) $	(0.48)

Weighted Average Shares
Outstanding Basic and Diluted		2,260,833		2,292,500		2,261,667		2,292,500		2,254,870

The accompanying notes are an integral part of these condensed financial statements.

TRIM HOLDING GROUP
(formerly TNT Designs, Inc.)
(A Development Stage Company)
CONDENSED STATEMENTS OF CASH FLOWS
(UNAUDITED)

			February 17,
			2004
	Six Months Ended		(Inception) to
	June 30,	June 30,	June 30,
	2010	2009	2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(771,635)	$(41,589)	$(1,105,350)
Adjustments to reconcile net loss to net cash
(used in) operating activities:
Common Stock issued for services	-	-	10,000
Amortization expense	612,624	-	612,624
Changes in assets and liabilities:
Prepaid expenses	7,460	(17,002)	(540)
Accounts payable and accrued expenses	(13,866)	11,323	64,707
Net Cash Used in Operating Activities	(165,417)	(47,268)	(418,559)

CASH FLOWS FROM FINANCING ACTIVITIES:
Sale of common stock	-	(3)	19,450
Net advances from stockholder/officer	191,625	49,479	454,606
Deferred stock offering expenses	(20,655)	-	(20,655)
Net Cash Provided by Financing Activities	170,970	49,476	453,401

NET CHANGE IN CASH AND CASH EQUIVALENTS	5,553	2,208	34,842

CASH AND CASH EQUIVALENTS:
Beginning of the Period	29,289	843	-

End of the Period	$34,842	$3,051	$34,842

The accompanying notes are an integral part of these condensed financial statements.

TRIM HOLDING GROUP
(formerly TNT Designs, Inc.)
(A Development Stage Company)
JUNE 30, 2010 AND JUNE 30, 2009

NOTES TO CONDENSED FINANCIAL STATEMENTS

NOTE 1 - NATURE OF BUSINESS

Trim Holding Group (formerly TNT Designs, Inc.) (the “Company”) was incorporated on February 17, 2004 in the state of Delaware. A substantial part of the Company’s activities were involved in developing a business plan to market and distribute scarves, handbags and other products.

On June 16, 2009, the majority interest in the Company was purchased in a private agreement by Louis Bertoli, an individual, with the objective to acquire and/or merge with other businesses. At June 30, 2010, the Company had not yet commenced operations. Expenses incurred from February 17, 2004 (date of inception) through June 30, 2010 relate to the Company’s formation and general administrative activities.

On October 7, 2009, the Company merged with and into Trim Nevada, Inc., which became the surviving corporation. The merger did not result in any change in the Company’s management, assets, liabilities, net worth or location of principal executive offices. However, this merger changed the legal domicile from Delaware to Nevada where Trim Nevada, Inc. was incorporated. Each outstanding share of TNT Designs, Inc. were automatically converted into one share of the common stock of Trim Nevada, Inc.

Pursuant to the merger, the Company changed its name from TNT Designs, Inc. to Trim Holding Group and announced the change in the Company’s business focus to health care and environmental quality sectors.

The Company, based on proposed business activities, is a ‘‘blank check’’ company. The Securities and Exchange Commission defines such a Company as ‘‘a development stage company’’ when it has no specific business plan or purpose, or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and is issued ‘penny stock,’ as defined in Rule 3a 51-1 under the Securities Exchange Act of 1934. Many states have enacted statutes, rules and regulations limiting the sale of securities of ‘‘blank check’’ companies in their respective jurisdictions.

The Company was acquired as a vehicle to investigate and, if such investigation warrants, acquire a target company or business seeking the perceived advantages of being a publicly held corporation and, to a lesser extent that desires to employ the Company’s funds in its business. The Company’s principal business objective for the next twelve (12) months, and beyond such time, will be to achieve long-term growth potential through a combination with a business rather than immediate, short-term earnings. The Company will not restrict its potential candidate target companies to any specific business, industry or geographical location and, thus, may acquire any type of business. The analysis of new business opportunities will be undertaken by or under the supervision of the officers and directors of the Company.

NOTE 2 - BASIS OF PRESENTATION

The accompanying Unaudited Condensed Financial Statements (“Financial Statements”) have been prepared by management in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information and applicable rules and regulations of the Securities and Exchange Commission (the “SEC”). Accordingly, they do not include all of the information and disclosures required by U.S. GAAP for complete financial statements. In the opinion of management, all adjustments, consisting principally of normal recurring adjustments, considered necessary for a fair statement of the financial position, results of operations and cash flows for the interim periods presented have been included. These financial statements should be read in conjunction with the Company’s audited financial statements and accompanying notes for the year ended December 31, 2009, included in our Annual Report on Form 10-K filed with the SEC on April 15, 2010. Additionally, our operating results for the six months ended June 30, 2010 are not necessarily indicative of the results that can be expected for the year ending December 31, 2010, or for any other period.

TRIM HOLDING GROUP
(formerly TNT Designs, Inc.)
(A Development Stage Company)
JUNE 30, 2010 AND JUNE 30, 2009

NOTES TO CONDENSED FINANCIAL STATEMENTS

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES

Development Stage Company

The Company is a development stage company. The Company is still devoting substantially all of its efforts on establishing the business and its planned principal operations have not commenced. All losses accumulated, since inception, have been considered as part of the Company’s development stage activities.

Use of Estimates

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management evaluates these estimates and assumptions on a regular basis. Actual results could differ from these estimates.

Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

Patents

It is the Company’s policy to capitalize the costs associated with securing a patent. The patents will be carried at cost less accumulated amortization, which is calculated on a straight-line basis over a period of 10 years, which is estimated as the asset’s useful life. Accumulated amortization as of June 30, 2010 was $612,624 and December 31, 2009 was $0.

Long-lived Assets

Long-lived assets are evaluated for impairment when events occur or circumstances indicate that the remaining estimated useful lives may warrant revision or that the remaining balances may not be recoverable. When this occurs, an estimate of undiscounted cash flows is used to determine if the remaining balances are recoverable.

Income Taxes

The Company accounts for income taxes under the asset and liability method, where deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

At June 30, 2010, there were no uncertain tax positions that require accrual.

Net Loss per Share

Basic loss per share is computed by dividing net income, or loss, by the weighted average number of shares of common stock outstanding for the period. Diluted loss per share is computed by dividing net income, or loss, by the weighted average number of shares of common stock outstanding for the period and the number of shares of common stock into which the preferred stock is convertible. Using the if-converted method, Series 1 Class P-1 converts at 1:1.25 and Series 2 Class P-2 converts 1:1.

TRIM HOLDING GROUP
(formerly TNT Designs, Inc.)
(A Development Stage Company)
JUNE 30, 2010 AND JUNE 30, 2009

NOTES TO CONDENSED FINANCIAL STATEMENTS

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

As of June 30, 2010 and December 31, 2009, basic and diluted loss per share was the same as there were no outstanding instruments having a dilutive effect.

Recently Issued Accounting Pronouncements

In October 2009, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2009-13 for “Revenue recognition-multiple deliverable revenue arrangements”. The ASU provides amendments to the criteria in “Revenue recognition – multiple element arrangements” for separating consideration in multiple element arrangements. The amendments in this ASU establish a selling price hierarchy for determining the selling price of a deliverable. Further, the term fair value in the revenue guidance will be replaced with selling price to clarify that the allocation of revenue is based on entity-specific assumptions rather than assumptions of a market place participant. The amendments in this ASU will be effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. Early adoption is permitted. The Company does not expect the adoption of this ASU to have a material impact on its consolidated financial statements.

NOTE 4 - PATENTS

On December 31, 2009, the Company entered into a patent agreement with Allkey, Ltd. to obtain the full and exclusive right, title and interest in patents for a personal massaging device. Affiliates of Chief Executive Officer, majority shareholder and director, Louis Bertoli, own a minority interest of Allkey, Ltd. The patents purchased are for the United States, Canada and Mexico. In consideration for such patent rights, the Company issued 3,750,000 shares of Series 2 Class P-2 preferred stock (each USD $7.00 par value) of the Company. Additionally, the Company acquired the option to acquire the exclusive patent rights in 46 other countries.

The Company has the right to repurchase some or all of the shares for USD $7.00 per share ($26,250,000 for all the Series 2 Class P-2 preferred shares) on or before December 31, 2012. If the Company chooses not to repurchase the shares by such date, Allkey, Ltd. has the right to sell the shares to a third-party, subject to the Company’s right of first refusal. If the proceeds from such third-party sale are less than USD $26,250,000, then the Company is obligated to pay the difference to Allkey, Ltd.

The patent rights and preferred stock issued were recorded at their estimated fair value as determined using the “relief from royalty” valuation model that takes into account, among other items, projected future revenue of products covered by the patent rights, an assumed royalty rate that the Company would pay if it had licensed the technology covered by the patents, and an appropriate discount rate based on the Company’s estimated cost of capital. The initial fair value of the patent rights was determined to be $12,252,500 at December 31, 2009. As a result, the Series 2 Class P-2 preferred stock has been recorded net of a discount of $13,997,500 to its par value of USD $7.00 per share as of June 30, 2010 and December 31, 2009.

NOTE 5 – RELATED PARTY TRANSACTIONS

The current majority shareholder loaned the Company $191,625 during the six months ended June 30, 2010 to be used for working capital. These advances are unsecured, non-interest bearing and due on demand.

In 2009, the Company issued 22,000 shares of Series 1, Class P-1 Preferred Stock (par value $8.75 per share) to Louis Bertoli (director and officer of the Company) in settlement of amounts owed to Mr. Bertoli totaling $192,500.

TRIM HOLDING GROUP
(formerly TNT Designs, Inc.)
(A Development Stage Company)
JUNE 30, 2010 AND JUNE 30, 2009

NOTES TO CONDENSED FINANCIAL STATEMENTS

NOTE 5 – RELATED PARTY TRANSACTIONS (cont.)

On July 20, 2009, the Company entered into a two-year consulting agreement with Amersey Investment Holding LLC (affiliated party). The affiliated party will provide office space, office identity and assist the Company with corporate, financial, administrative and management records. During the three months ended June 30, 2010 and 2009, the Company incurred expenses of $15,000 and $0, respectively, in relation to these services. For the six months ended June 30, 2010 and 2009, the Company incurred expenses of $30,000 and $0, respectively, in relation to these services.

The Company uses Bay City Transfer Agency & Registrar Inc. (BCTAR) to do its stock transfers. BCTAR is an affiliated party. During the three months ended June 30, 2010 and 2009, the Company incurred expenses of $9,317 and $3,040, respectively, in relation to these services. For the six months ended June 30, 2010 and 2009, the Company incurred expenses of $9,952 and $3,040, respectively, in relation to these services.

A patent was purchased December 31, 2009 from a related party, as described in detail in Note 4.

NOTE 6 - SUBSEQUENT EVENTS

The Company has performed a review of events subsequent to the balance sheet date.